UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2013

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27824 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On July 10, 2013, we, SPAR Group, Inc. ("we", "SGRP" or the "Registrant"), entered into the Fourth Agreement of Amendment to Revolving Loan and Security Agreement And Other Documents (the "Fourth Amendment") with Sterling National Bank ("Sterling"), a copy of which is attached hereto as Exhibit 10.1 and is hereby incorporated herein by reference. The Fourth Amendment amends, effective as of July 1, 2013, the Revolving Loan and Security Agreement effective July 6, 2010, as amended (as amended, the "Loan Agreement"), among SGRP and certain of its domestic subsidiaries as borrowers and Sterling as Agent and Lender.

The Fourth Amendment (among other things) extended the scheduled term of the Loan Agreement to July 6, 2016, eliminated the requirement for a "closed lock box" so that collections no longer automatically pay down the loans under the Loan Agreement (giving SGRP more flexibility respecting its cash flow), and reduced the interest rate on those loans to the Agent's floating Prime Rate (as defined in the Loan Agreement) minus one half of one percent (1/2%) per annum (which is a reduction of 0.75% per annum over the previous rate).

Information Not "Filed"

The information in Item 1.01, shall, to the greatest extent permitted by applicable law, not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. Such information, to the extent deemed or determined to have been not "filed" under applicable law, shall not be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended (the "Securities Act"), except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

Statements contained in this Report and the attached Release, and any statements that may be made in such conference call, include "forward-looking statements" within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange and other applicable federal and state securities laws, rules and regulations, each as amended (together with the Securities Act and Exchange Act, collectively, "Securities Laws"). Forward looking statements are also included in SGRP's Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission (the "SEC") on April 2, 2013 (the "Annual 2012 Report"), SGRP's Proxy Statement for its 2013 Annual Meeting of Stockholders as filed with the SEC on April 19, 2013 (the "2013 Proxy Statement"), in SGRP's Quarterlyb Reports on Form 10-Q as filed with the SEC from time to time after the Annual Report (each a "Quarterly Report"), and the Company's other filings with the SEC under applicable Securities Laws (including this Report, SGRP's Annual Report, Proxy Statement and Quarterly Report(s), each a "SEC Report"). The Company's SEC Reports are available on the Company's website at http://investors.sparinc.com).

Forward looking statements include (without limitation) any statements relating to anticipated, prospective or desired customers, acquisitions, growth or markets, trends, updates, or other anticipated, estimated, expected or desired assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, profits, prospects, sales, strategies, taxation, valuation or other achievement, results, risks or condition. You can identify forward-looking statements in such information by the Company's use of terms such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue" or similar words or variations or negatives of those words.

You should carefully consider all forward-looking statements, risk factors and the other risks, cautions and information noted in this Report, the Company's 2012 Annual Report and the Company's other SEC Reports that could cause the Company's actual assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, prospects, sales, strategies, taxation or other achievement, results, risks or condition to differ materially from those anticipated by the Company and described in the information in the Company's forward-looking statements, whether express or implied, as the Company's anticipations are based upon the Company's plans, intentions, expectations and best estimates and (although the Company believe them to be reasonable) involve known and unknown risks, uncertainties and other factors that could cause them to fail to occur or be realized or to be materially and adversely different from those the Company anticipated.

Although the Company believes that its plans, intentions, expectations and estimates reflected or implied in such forward-looking statements are reasonable, the Company cannot assure you that such plans, intentions, expectations or estimates will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part. You should carefully review the risk factors described in Item 1A – "Risk Factors" in the Company's 2012 Annual Report and any other risks, cautions or information contained in or incorporated by reference into any applicable SEC Report. All forward-looking and other statements and information attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other risks, cautions and information.

You should not place undue reliance on the Company's forward-looking statements and similar information because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond its control. The Company's forward-looking statements, risk factors and other risks, cautions and information (whether contained in this Quarterly Report or other applicable SEC Report) are based on the information currently available to the Company and speak only as of the date specifically referenced, or if no date is referenced, then as of December 31, 2012, in the case of the 2013 Proxy Statement or the last day of the period covered thereby in the case of any other applicable SEC Report. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Over time, the Company's actual assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, prospects, sales, strategies, taxation or other achievements, results, risks or condition will likely differ from those expressed or implied by the Company's forward-looking statements, and such difference could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other risks, cautions or information statements (in whole or in part), whether as a result of new information, future events or recognition or otherwise, except as and to the extent required by applicable law.

Item 9.01     Financial Statements and Exhibits.

(a)     Exhibits:

10.1

Fourth Agreement of Amendment to Revolving Loan and Security Agreement And Other Documents, effective as of July 1, 2013, by and among Sterling National Bank, as "Lender" and "Agent", and SPAR Group, Inc., National Assembly Services, Inc., SPAR Group International, Inc., SPAR Acquisition, Inc., SPAR Trademarks, Inc., and SPAR Marketing Force, Inc., as "Borrower", as attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: July 15, 2013
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number	Description

10.1

Fourth Agreement of Amendment to Revolving Loan and Security Agreement And Other Documents, effective as of July 1, 2013, by and among Sterling National Bank, as "Lender" and "Agent", and SPAR Group, Inc., National Assembly Services, Inc., SPAR Group International, Inc., SPAR Acquisition, Inc., SPAR Trademarks, Inc., and SPAR Marketing Force, Inc., as "Borrower",, as attached hereto.